As filed with the Securities and Exchange Commission on November 2, 2015

File No. [      ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

  (   ) Pre-Effective Amendment No.

(   ) Post-Effective Amendment No.

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

Edmund F. Murphy III

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Renee M. Hardt, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on December 2, 2015 pursuant to Rule 488 under the Securities Act of 1933.

Important Information for

Great-West Small Cap Growth Fund Shareholders

At a special meeting of shareholders of Great-West Small Cap Growth Fund (the “Target Fund”), a series of Great-West Funds, Inc. (the “Corporation”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”), a series of the Corporation. If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.

The shareholders of the Target Fund are being asked to approve a reorganization between the Target Fund and the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus.

Q.	Why has the reorganization been proposed for the Target Fund?

A.

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund as part of a plan to address underperformance in the Target Fund. In order to address this issue, GWCM believes that reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from the Acquiring Fund’s multi-manager approach following the reorganization.

Q.	Are the Funds managed by the same sub-adviser(s)?

A.

No. The sub-adviser to the Target Fund is Silvant Capital Management, LLC. The sub-advisers to the Acquiring Fund are Lord Abbett & Co. LLC (“Lord Abbett”), Peregrine Capital Management, Inc. (“Peregrine”), and Putnam Investments (“Putnam”).

Q.	What can you tell me about the investment selection process within the Acquiring Fund’s multi-manager structure?

While past performance is not necessarily an indication of future results, GWCM selected the Acquiring Fund’s sub-advisers to manage the Fund because of their respective track records, portfolio managers, and investment selection processes. The Acquiring Fund’s sub-advisers seek to invest in securities of issuers with above average potential for growth. Each sub-adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to its investment philosophy. The combination of the three sub-advisers brings together three unique strategies: Lord Abbett’s microcap growth strategy providing diversification and higher alpha potential, Peregrine’s traditional fundamental stock-picking with high active share, and Putnam’s quantitative strategy with a large number of underlying holdings.

Q.	What can you tell me about the Acquiring Fund sub-advisers’ investment selection process?

A.	Lord Abbett

Lord Abbett seeks long-term capital appreciation by investing principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion. Lord Abbett uses fundamental analysis to look for micro-capitalization companies that appear to have the potential for more rapid growth than the overall economy. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and management. Lord Abbett may engage in active and frequent trading of portfolio securities in seeking to achieve the Fund’s investment objective.

Peregrine

Peregrine seeks long-term capital appreciation by investing in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index. In selecting securities for the Fund, Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with management of several hundred companies each year to discuss public information relevant to selecting securities for the Fund and conducting independent external research. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value.

Putnam

Putnam seeks capital appreciation by investing in mainly common stocks of small U.S. companies that are similar in size to issuers included in the Russell 2000® Growth Index, with a focus on growth stocks. Putnam considers growth stocks to be those issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

Q.	What are the similarities between the investment objectives and principal investment strategies of the Funds?

A.

The investment objectives of the Funds are substantially similar. The investment objective of the Acquiring Fund is long-term capital appreciation and the investment objective of the Acquired Fund is long-term capital growth. The Funds also have similar principal investment strategies. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of small capitalization companies. The Target Fund may invest up to 25% of its net assets in foreign securities (securities of Canadian issuers and American Depositary Receipts (“ADRs”) are not subject to this 25% limitation). On the other hand, the Acquiring Fund has no limit on investments in foreign securities and may invest in U.S. and foreign companies, including emerging markets. Additionally, the Acquiring Fund may invest in micro-capitalization companies. A more detailed comparison of the investment objectives, strategies and risks of the Funds is contained in each Fund’s prospectus.

Q.	What will happen if shareholders do not approve the reorganization?

A.

If the reorganization is not approved by shareholders, the Board of Directors will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, continuing to operate the Acquired Fund as a standalone fund, liquidating the Acquired Fund, or merging the Acquired Fund into another fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.

Yes.    If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the closing date of the reorganization.

Q.	Will I have to pay federal income taxes as a result of the reorganization?

A.

No.  The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that investors in the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of the reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such distribution is not expected to be currently taxable for federal income tax purposes to investors who hold shares of the Target Fund through insurance company separate accounts for variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans or college savings programs. The section entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” of the Proxy Statement/Prospectus provides additional information regarding the federal income tax consequences of the reorganization.

Q.	Who will bear the costs of the reorganization?

A.	GWCM will bear all expenses of the reorganization even if the reorganization is not approved or completed. GWCM estimates the costs of the reorganization to be $39,500.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on February 16, 2016, the reorganization is expected to occur at the close of business on March 1, 2016.

VOTING INFORMATION

Q.	Who is eligible to vote for the proposal?

A.	Any person who owned shares of the Target Fund (directly or beneficially) on the “record date,” which is November 18, 2015 (even if that person has since sold those shares), is eligible to vote.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the meeting in Greenwood Village, Colorado on February 16, 2016.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Will the Corporation contact me?

A.

You may receive a call from representatives of the proxy solicitation firm retained by the Corporation to verify that you received your proxy materials and to answer any questions you may have about the reorganization.

Q.	How does the Board of Directors suggest that I vote?

A.	After careful consideration, the Board of Directors has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

December [    ], 2015

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of the Great-West Small Cap Growth Fund, a series of Great-West Funds, Inc. (the “Special Meeting”). The Special Meeting is scheduled for February 16, 2016, at 10 a.m., Mountain Time, at the offices of Great-West Funds, Inc. (the “Corporation”), 8515 East Orchard Road, Greenwood Village, Colorado 80111.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”) will acquire all the assets and liabilities of the Great-West Small Cap Growth Fund (the “Target Fund” and together with the Acquiring Fund, the “Funds” and each a “Fund”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation and termination of the Target Fund to the shareholders of the Target Fund (the “Reorganization”).

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the Reorganization of the Target Fund into the Acquiring Fund as part of a plan to address underperformance in the Target Fund. In order to address this issue, GWCM and the Board of Directors of Great-West Funds, Inc. (the “Board”) believe that reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from the multi-manager approach of the Acquiring Fund.

The Board believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, Visit www.proxyvote.com and follow the online directions. Please have your proxy card available.

We appreciate your continued support and confidence in Great-West Funds, Inc.

Sincerely,

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

IMPORTANT INFORMATION FOR SHAREHOLDERS

DECEMBER [    ], 2015

GREAT-WEST FUNDS, INC.

GREAT-WEST SMALL CAP GROWTH FUND

(the “Target Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 16, 2016

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (the “Corporation”) will hold a special meeting of shareholders (the “Special Meeting”) of the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on February 16, 2016 at 10 a.m. Mountain Time. The Special Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

1.           To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Target Fund to the Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”) in exchange solely for Initial Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Initial Class shares of the Acquiring Fund to the holders of Initial Class shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.           To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on November 18, 2015 are entitled to vote at the Special Meeting or any adjournments thereof. Shareholders of the Target Fund and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Target Fund.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•

To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

•

To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on February 15, 2016.

•

To vote over the Internet, visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on February 15, 2016.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free at 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds, Inc. Thank you for taking the time to review these materials and for voting your shares. We appreciate your continued support and confidence in Great-West Funds, Inc.

By Order of the Board of Directors

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

Proxy Statement/Prospectus

Dated December [    ], 2015

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST SMALL CAP GROWTH FUND

by GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Great-West Small Cap Growth Fund (the “Target Fund”), a series of Great-West Funds, Inc. (the “Corporation”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of the Corporation, 8515 East Orchard Road, Greenwood Village, Colorado 80111, on February 16, 2016 at 10 a.m., Mountain Time and at any and all adjournments thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors of the Corporation (the “Board”) of proxies to be voted at the Special Meeting, and any and all adjournments thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Target Fund into Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”), a series of the Corporation. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, holders of Initial Class shares of the Target Fund will receive Initial Class shares of the Acquiring Fund, with the same total value as the total value of the Target Fund shares surrendered by such shareholders, in each case as of the close of trading on the closing date of the Reorganization. The Board has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about December 15, 2015. Shareholders of record as of the close of business on November 18, 2015 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournments thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Initial Class shares of the Acquiring Fund) and constitutes an offering of Initial Class shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following document has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated into this Proxy Statement/Prospectus by reference and also accompanies this Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus, dated September 8, 2015, as supplemented through the date of this Proxy Statement/Prospectus.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Target Fund’s prospectus, dated May 1, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund;

(ii)	the unaudited financial statements contained in the Target Fund’s semi-annual report for the six-month period ended June 30, 2015.

(iii)	the audited financial statements contained in the Target Fund’s annual report for the fiscal year ended December 31, 2014;

(iv)	the statement of additional information relating to the proposed Reorganization, dated December [ ], 2015 (the “Reorganization SAI”); and

(v)	the Funds’ statement of additional information dated September 8, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Funds.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing the Funds at 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” Since the Acquiring Fund commenced operations on September 10, 2015, it does not have an annual report or semi-annual report as of the date of this Proxy Statement/Prospectus.

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Corporation (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

-i-

(continued)

-ii-

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Board believes the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Initial Class shares of the Acquiring Fund only.

Background

Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, has proposed the Reorganization of the Target Fund into the Acquiring Fund as part of a plan to address underperformance in the Target Fund. In order to address this issue, GWCM believes that reorganizing the Target Fund into the Acquiring Fund will allow shareholders of the Target Fund to benefit from the multi-manager approach of the Acquiring Fund.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by the Corporation, on behalf of the Funds and GWCM (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Initial Class shares of common stock, par value $0.10 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Initial Class shares of the Acquiring Fund to the holders of Initial Class shares of the Target Fund in complete liquidation and termination of the Target Fund.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement at a meeting held on September 17, 2015. The Board recommends a vote “FOR” the Reorganization.

GWCM estimates the costs of the Reorganization to be $39,500. GWCM will pay all Reorganization expenses.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on February 16, 2016. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on or about March 1, 2016 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may, at its option, terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of the Target Fund and the Acquiring Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to GWCM and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class. The Funds offer three classes of shares: Institutional Class, Initial Class, and Class L. Class L has not yet commenced operations for the Funds. There are no Institutional Class shareholders of the Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds— Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund nor its respective investors will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. In connection with the Reorganization, a portion of the Target Fund’s portfolio assets may be sold prior to the Reorganization, which could result in the Target Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. Such distributions are not expected to be currently taxable for federal income tax purposes to investors who hold Target Fund shares through a Permitted Account. It is estimated that approximately 56% of the Target Fund’s portfolio will be sold prior to or following the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $175,970 (approximately $0.24 per share) and brokerage commissions or other transaction costs of approximately $19,805, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on September 30, 2015. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar investment objectives. The investment objective of the Acquiring Fund is long-term capital appreciation, and the investment objective of the Target Fund is long-term capital growth. Each Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance.

Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies.

Principal Investment Strategies - Target Fund	Principal Investment Strategies - Acquiring Fund

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. The highest market capitalization of any company in the Russell 2000® Index was approximately $6.528 billion as of July 31, 2015, and is expected to change frequently.

When consistent with the Fund’s investment objectives and investment strategies, the Fund will invest up to 25% of its net assets in foreign securities; however, securities of Canadian issuers and American Depositary Receipts (“ADRs”) are not subject to this 25% limitation.

The Fund may invest in U.S. and foreign, including emerging markets, companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. Dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may also invest in micro-capitalization companies.

The Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they: are determined to be in the developing stages of their life cycle; and have demonstrated, or are expected to achieve, long-term earnings growth.

The Fund’s investment portfolio is managed by three sub-advisers: Peregrine Capital Management, Inc. (“Peregrine”), Putnam Investment Management, LLC. (“Putnam”) and Lord, Abbett & Co. LLC (“Lord Abbett”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. The Sub-Advisers seek to invest in securities of issuers with above average potential for growth. Specifically, Peregrine seeks long-term capital appreciation by investing in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index; Putnam seeks capital appreciation by investing mainly in common stocks of small U.S. companies that are similar in size to issuers included in the Russell 2000® Growth Index, with a focus on growth stocks; and Lord Abbett seeks long-term capital appreciation by investing principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Principal Investment Risks.”

Temporary Investment Strategies

The Acquiring Fund, like the Target Fund, may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Advisers, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Acquiring Fund take this action, it may be inconsistent with the Acquiring Fund’s principal investment strategies and the Acquiring Fund may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Acquiring Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to Initial Class shares of the Funds, and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for the Target Fund as of its fiscal year ended December 31, 2014, and for the Acquiring Fund as of September 8, 2015. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of September 30, 2015.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Initial Class	Target Fund 12/31/2014	Acquiring Fund 9/8/2015	Combined Fund Pro Forma 9/30/2015
Management Fees	0.60%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.57%	0.35%[1]	0.35%[1]
Administrative Services Fee	0.35%	0.35%	0.35%
Other Expenses	0.22%	—	—
Total Annual Fund Operating Expenses	1.17%[2]	1.25%	1.25%
Expense Reimbursements	0.07%	—	—
Total Annual Fund Operating Expenses After Reimbursements	1.10%	—	—

1 “Total Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to pay expenses that exceed 0.75% of the Target Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example

This Example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The Example does not reflect the fees and expenses of any insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account, qualified retirement plans, or college savings programs (collectively, “Permitted Accounts”). If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense reimbursement for the Target Fund is in place for all periods, your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that each Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Initial Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year	$112	$127	$127
3 Years	$350	$397	$397
5 Years	$606	$686	$686
10 Years	$1,340	$1,511	$1,511

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 81% of the average value of its portfolio. No portfolio turnover information is provided for the Acquiring Fund because the Acquiring Fund commenced operations on September 10, 2015.

Principal Investment Risks

The principal risks of each Fund are similar, but some principal risks differ between the Funds and are described below. The following principal risks are identical for both Funds:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price. Foreign securities also include ADRs, which may be less liquid than the underlying shares in their primary trading market.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

While the above principal risks of each Fund are identical, the Acquiring Fund is also subject to the following principal risks:

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Micro-Cap Company Securities Risk - The stocks of small- and micro-capitalization companies often involve more risk and volatility than those of larger companies. Among other things, small- and micro-capitalization companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Small and micro-cap securities have lower trading volume and are less liquid than larger, more established companies.

The Target Fund is also subject to depositary receipts risk, investment style risk, small and medium size company securities risk, all of which are described in the Target Fund’s prospectus which is incorporated by reference.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund. As a diversified fund, each Fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

No performance data is provided for the Acquiring Fund because the Acquiring Fund has less than one year of performance as of the date of this Proxy Statement/Prospectus. The information will appear in a future version of the Acquiring Fund’s Prospectus after the Fund has annual returns for one complete calendar year.

The bar chart and table below provide an indication of the risk of investment in the Target Fund by showing changes in the performance of the Target Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. The returns shown below for the Target Fund are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Target Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the Target Fund’s performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter for Target Fund	June 2009	18.90%
Worst Quarter for Target Fund	December 2008	-28.71%

Target Fund Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Target Fund Initial Class	-4.93%	14.26%	6.18%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Investment Adviser

GWCM, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each Fund. GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of June 30, 2015, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $31.5 billion. GWCM and its affiliates have been providing investment management services since 1969.

Sub-Advisers

The Corporation and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Corporation will furnish to shareholders of the Funds all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Corporation or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Funds.

The Sub-Advisers are responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bears all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the applicable Funds. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described below. The following is additional information regarding the Target Fund’s Sub-Adviser and the Acquiring Fund’s Sub-Advisers:

Target Fund Sub-Adviser

Silvant Capital Management, LLC (“Silvant”) is a Delaware limited liability company and a wholly owned subsidiary of RidgeWorth Capital Management, LLC (“RidgeWorth”), a money management holding company. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC. Silvant is registered as an investment adviser with the SEC. Its principal business address is 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

The portfolio managers of the Target Fund are Michael A. Sansoterra and Sandeep Bhatia, Ph.D., CFA. Mr. Sansoterra is the Chief Investment Officer of Silvant and the lead portfolio manager on the Large Cap Growth discipline. He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, and the Small Cap Growth disciplines. Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007. Mr. Bhatia serves as a sector portfolio manager of Silvant with healthcare sector responsibilities. He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, Large Cap Growth and the Small Cap Growth disciplines. Prior to joining Silvant, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from March 2005 through March 2007.

Acquiring Fund Sub-Advisers

Peregrine Capital Management Inc. (Peregrine) is a Minnesota corporation and is registered as an investment adviser with the SEC. Its principal business address is 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402. Peregrine is a direct wholly owned subsidiary of Wells Fargo & Company. Peregrine also provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

The portfolio managers of the Acquiring Fund from Peregrine are William A. Grierson, Daniel J. Hagen, James P. Ross and Paul E. von Kuster. They also manage the Wells Fargo Advantage Small Company Growth Fund. Mr. Grierson, Principal and Portfolio Manager, joined Peregrine in 2000. Mr. Hagen, Principal and Portfolio Manager, joined Peregrine in 1996. Mr. Ross, Principal and Portfolio Manager, joined Peregrine in 1996. Mr. von Kuster, Principal and Portfolio Manager, joined Peregrine in 1984.

Lord, Abbett & Co. LLC (Lord Abbett) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is 90 Hudson Street, Jersey City, New Jersey 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $136.1 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors, as of June 30, 2015.

The portfolio managers of the Acquiring Fund from Lord Abbett are F. Thomas O’Halloran, Arthur K. Weise and Matthew R. DeCicco. Mr. O’Halloran, Partner and Portfolio Manager, heads the team of portfolio managers and other investment professionals who manage Lord Abbett’s portion of the Fund’s portfolio. He joined Lord Abbett in 2001 and has been a member of the team since 2006. Arthur K. Weise, Partner and Portfolio Manager, joined Lord Abbett and the team in 2007. Matthew R. DeCicco, Portfolio Manager, joined Lord Abbett in 1999 and has been a member of the team since 2002.

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, Massachusetts 02109. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Pam Gao is the portfolio manager of the Acquiring Fund. Ms. Gao, Portfolio Manager, joined Putnam in 2000 and has managed the Putnam Small Cap Growth Fund since 2010.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s Prospectus entitled “Management and Organization” and the sections of each Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Advisers.” Additional information about the portfolio manager compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the respective Fund is provided in the Funds’ Statement of Additional Information which is incorporated herein by reference.

Advisory Fees

For its services GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Target Fund’s average daily net assets and 0.90% of the Acquiring Fund’s average daily net assets.

For the Acquiring Fund, GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Acquiring Fund shall pay all administrative service fees with respect to Initial Class, and any extraordinary expenses, including litigation costs.

For the Target Fund, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Target Fund pays all other expenses incurred in its operation, all of its general administrative expenses, and all administrative services fees with respect to Initial Class, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Target Fund, excluding administrative services fees) which exceed an annual rate of 0.75% of the Target Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board approving the investment advisory agreement with GWCM and sub-advisory agreements with the Sub-Advisers is available in the Target Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015 and will be available in the Acquiring Fund’s Annual Report to shareholders for the period ending December 31, 2015.

Directors and Officers

The management of each Fund, including general oversight of the duties performed by GWCM under the Investment Advisory Agreement for the Funds, is the responsibility of the Board.

As of the date of this Proxy Statement/Prospectus, there are four members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and three of whom are not interested persons (the “independent directors”). The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ Statement of Additional Information, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Each Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s Prospectus entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date.

Federal Income Tax Information

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, such Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal income taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

Each Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of each Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Initial Class shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund Initial Class shareholder will receive a number of Acquiring Fund Initial Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Initial Class shares surrendered by such shareholder as of such time.

The consummation of the Reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing due if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the GWCM, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. It is estimated that approximately 56% of the Target Fund’s portfolio will be sold prior to or following the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $175,970 (approximately $0.24 per share) and brokerage commissions or other transaction costs of approximately $19,805, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on September 30, 2015. The sale of such investments could result in distributions to shareholders of the Target Fund prior to the Reorganization. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund offers three classes of shares – Institutional Class, Initial Class and Class L. Class L shares have not yet commenced operations. There are no Institutional Class shareholders of the Target Fund. Only Initial Class shares will be issued in the Reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Acquiring Fund, Initial Class shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Initial Class available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Initial Class. Additional classes of shares may be authorized in the future.

Voting Rights of Shareholders. Shareholders of the Acquiring Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of the Acquiring Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Acquiring Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of the Acquiring Fund. Shares attributable to the Acquiring Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Acquiring Fund (held through a variable contract) to the total number of votes attributable to the Acquiring Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Acquiring Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Acquiring Fund, will be voted in the same proportion as shares for which the Acquiring Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Systems, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte & Touche LLP serves as the independent auditors for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. This distribution may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs.

Investors who hold shares of the Target Fund through a Permitted Account are not expected to be currently taxed for federal income tax purposes on any dividends or distributions made by the Target Fund in connection with the Reorganization.

It is estimated that approximately 56% of the Target Fund’s portfolio will be sold prior to or following the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $175,970 (approximately $0.24 per share) and brokerage commissions or other transaction costs of approximately $19,805, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on September 30, 2015. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after the Reorganization, the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had the Reorganization not occurred. Investors who hold shares of the Acquiring Fund through Permitted Accounts are not expected to be subject to current federal income taxation on such distributions.

This description of certain material federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. If the Reorganization is not approved or completed, GWCM will pay all reorganization expenses.

The Target Fund has engaged Broadridge Proxy Services to assist in the solicitation of proxies at an estimated cost of $20,000, which is included in the total expense estimate of $39,500. Portfolio transitioning costs are estimated at $7,500 and legal and auditing fees are estimated at $12,000, all of which are also included in the total expense estimate.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of September 30, 2015, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of September 30, 2015 (Unaudited)

Initial Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	12,580,408	6,372,878	-	18,953,286
Shares Outstanding	722,262	693,737	646,383	2,062,382
Net Asset Value Per Share	17.42	9.19	-	9.19
Shares Authorized	30,000,000	30,000,000	-	30,000,000

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, as applicable, which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund and Acquiring Fund is Registration No. 2-75503. Such Prospectuses and Statement of Additional Information relating to the Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

No financial highlights information is provided for the Acquiring Fund because it did not commence operations until September 10, 2015.

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Board has determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board has approved the Reorganization and recommends that the Target Fund shareholders vote in favor of the Reorganization.

In preparation for the meeting of the Target Fund Board held on September 17, 2015 at which the Reorganization was considered, GWCM provided the Board with information for the meeting regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization of the Funds. Prior to approving the Reorganization, the independent directors reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to GWCM and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have substantially similar investment objectives and similar investment strategies and risks. Accordingly, the Board concluded that, to the extent the Target Fund’s principal investment strategies were consistent with those of the Acquiring Fund, its principal risks would also be consistent.

Investment Performance and Portfolio Management

The Board considered the investment performance of the Target Fund over various periods. The Board observed that the Target Fund has trailed the Russell 2000® Growth Index by over 10% during 2014, causing the Target Fund to lag its benchmark and peer group average over the trailing 1-, 3-, 5-, and 10-year periods ended June 30, 2015. The Target Fund has had a two-star rating from Morningstar® for the past year. In addition to the Target Fund’s poor performance, assets have been dwindling. As of June 30, 2015, the Target Fund had $64.9 million in assets, making it the second smallest offering of the Corporation.

The Board noted that, while the Acquiring Fund recently commenced operations as of September 10, 2015, GWCM has represented that the objective of the multi-manager structure is to offer a fund that can consistently deliver outperformance. While past performance is not necessarily an indication of future results, the Board acknowledged that the Acquiring Fund’s sub-advisers were selected by GWCM because of their respective track records, portfolio managers, and investment selection processes. In this regard, the combination of the three sub-advisers brings together three unique strategies for the Acquiring Fund: Lord Abbett’s microcap growth strategy providing diversification and higher alpha potential, Peregrine’s traditional fundamental stock-picking with high active share, and Putnam’s quantitative strategy with a large number of underlying holdings. The Board considered GWCM’s representations that the multi-manager structure may increase the frequency of outperformance by combining three unique strategies.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. The Board noted that the Acquiring Fund’s expenses are more than the Target Fund’s expenses. The Target Fund’s total expense ratio is 0.75% of the average daily net assets (Institutional Class), and the Acquiring Fund’s total expense ratio is 0.90% of the average daily net assets (Institutional Class), representing an increase of 0.15% of the average daily net assets. The Board observed that the Acquiring Fund’s total expense ratio of 0.90% remains competitive compared against a weighted average expense of similar investment styles (0.86% total expense ratio).* With an expense ratio of 0.90%, the Acquiring Fund is priced in close proximity to its competitors.

* Source: Morningstar® DirectSM; GWCM Analysis on June 11, 2015.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of the Reorganization. The Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year.

Costs of the Reorganization

The Board considered the projected costs of the Reorganization. The Board noted that GWCM will bear all the expenses incurred in connection with the proposed Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive the same class of shares in the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same administrative service fees. The Board also considered that both Funds are a series of the Corporation and as such, the rights of Target Fund shareholders are the same as the rights of Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

Although GWCM could have proposed to liquidate the Target Fund or merge the Target Fund with another small cap fund offered by the Corporation, GWCM believed that the Acquiring Fund offered the best long-term actively managed small cap growth option to Target Fund shareholders. The Board noted that the Acquiring Fund is the Corporation’s only actively managed small cap growth fund available for merger. Not only is the Acquiring Fund the only actively managed option, it has the closest fit to the investment objectives, investment strategies, and investment risks of the Target Fund.

Potential Benefits to GWCM and its Affiliates

The Board recognized that the Reorganization may result in some benefits and economies for GWCM and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a fund in the Corporation’s complex. In addition, the Board noted that it was anticipated that management fees from the combined fund would increase compared to the combined fees earned by GWCM on each Fund operating separately.

Conclusion

The Board, including the independent directors, approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board, including the independent directors, also approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Board, did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on November 18, 2015, there were [              ] Initial Class shares of the Target Fund outstanding. As of November 18, 2015, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of the Initial Class shares of the Target Fund.

At the close of business on November 18, 2015, there were [              ] Initial Class shares of the Acquiring Fund outstanding. As of November 18, 2015, the directors and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of the Initial Class shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of the Record Date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on November 18, 2015. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Initial Class Shares		. %	. %

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Initial Class Shares		. %	. %

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Institutional Class Shares		. %	. %

VOTING INFORMATION AND REQUIREMENTS

Shares of the Target Fund may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Target Fund are also sold directly to qualified retirement plans and college savings programs.

Contract owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A who have allocated contract value to the Target Fund as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in the Target Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	FutureFunds II Series Account
FutureFunds Series Account
Maxim Series Account

Qualified retirement plans and owners of certain individual retirement accounts that directly owned shares of the Target Fund on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in the Target Fund as of the Record Date.

Voting Procedures

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (a) 67% or more of the shares of the Target Fund present at the Special Meeting, if the owners of more than 50% of the Target Fund’s outstanding shares are present at the Special Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Target Fund entitled to vote at the Special Meeting.

In accordance with applicable law, shares attributable to the Target Fund held in the Separate Accounts registered with the SEC will be voted by such Separate Account based on instructions received from the contract owners who have allocated contract value to the Target Fund as of the Record Date. The number of votes that a contract owner has the right to cast will be determined by applying his/her percentage interest in the Target Fund (held through a Separate Account) to the total number of votes attributable to the Target Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to the Target Fund held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from contract owners who have allocated contract value to the Target Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for the Target Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Target Fund, will be voted in the same proportion as shares for which the Target Fund has received instructions. As a result of such proportionate voting a small number of contract owners may determine the outcome of the shareholder vote.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Special Meeting, and not subsequently revoked. Unmarked proxies received from contract owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions. Voting instructions to abstain on the proposal and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Special Meeting or by attending the Special Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Special Meeting

One-third of the outstanding shares entitled to vote at the Special Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Special Meeting. A quorum can be established by counting shares held by Separate Accounts, qualified retirement plans, and other shareholders that are present at the Special Meeting. If a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The Board may seek one or more adjournments of the Special Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Special Meeting, or to obtain the required shareholder vote for approval of the proposal. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Special Meeting (or any adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on the proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Special Meeting without further notice to shareholders.

Other Business

Management knows of no other business of the Target Fund, other than that set forth in this Prospectus/Proxy Statement, which will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Shareholder Proposals

The Corporation generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Corporation does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual director should write to the attention of Ryan Logsdon, Secretary of Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the independent directors’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 18th day of September, 2015, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”), a separate series of the Corporation, and Great-West Small Cap Growth Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of section 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Initial Class voting shares of common stock ($0.10 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1       Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions to distribute all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3       The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing.

1.4       Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Initial Class shareholders of record (the “Acquired Fund Shareholders”), determined as of immediately prior to the Closing, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined in Section 2.1). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6       Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7       All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.           Valuation

2.1       The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3       All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.            Closing and Closing Date

3.1       The Closing of the transactions contemplated by this Agreement shall occur on March 1, 2016, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2       The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3       The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds as of the Closing.

3.4       DST Systems, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Initial Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5       In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6         The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature as of the time of the Closing, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including, but not limited, to any deferred compensation payable by the Acquired Fund to the Corporation’s directors.

4.       Representations and Warranties

4.1         The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)         The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)         The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)         The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)         No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)         The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2014 (“2014 Year End Financials”) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm. The 2014 Year End Financials with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended June 30, 2015, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)         Since June 30, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change;

(h)         All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)         For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(j)         For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (and will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (and will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code;

(k)         All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(l)         At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)         The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p)         The Acquired Fund shares have been duly established and designated by the Board.

4.2         The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)         The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)         The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d)         The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)         No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)         All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(g)         For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(h)         For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code;

(i)         All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(j)         The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(k)         At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(l)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)         The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)         The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o)         The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(p)         The Acquiring Fund Shares have been duly established and designated by the Board.

5.           Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1         The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in Section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions to become effective on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2         Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3         The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4         The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5         Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6         The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7         The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.8         The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9         As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

5.10       The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11       The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12       At or immediately prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13       The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s implementation of its investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s implementation of its investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies) pursuant to the Acquiring Fund’s implementation of its investment objective, policies, restrictions or strategies on the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

5.14       The Corporation will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.15       The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials, for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

6.           Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1         All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2         The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a

Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3         The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.           Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1         All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2         The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3         The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4         The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.           Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1         At the Closing, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2         All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund or the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3         The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)         The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)         No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)         No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)         No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)         The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)         The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.3.

8.4         This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall be approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.4.

8.5         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.           Indemnification

9.1         The Corporation, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and the Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2         The Corporation, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund and each of the Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.         Fees and Expenses

10.1       The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2       GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.          Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.          Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ten months from the date of Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.          Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund as specifically authorized by the Board of Directors of the Corporation; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.14 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.         Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.          Headings; Counterparts; Assignment; Limitation of Liability

15.1       The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4       Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5       This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:		GREAT-WEST FUNDS, INC., on behalf of Great-West Multi-Manager Small Cap Growth Fund

Secretary
		By:	Mary C. Maiers
		Its:	Chief Financial Officer & Treasurer

Attest:		GREAT-WEST FUNDS, INC., on behalf of Great-West Small Cap Growth Fund

Secretary		By:	Mary C. Maiers
		Its:	Chief Financial Officer & Treasurer

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	David G. McLeod
Its:	Senior Vice President & Managing Director

By:	John A. Clouthier
Its:	Assistant Treasurer

Form of Proxy

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79838-S26071                                  KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – -

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Proposal:	For	Against	Abstain

1.      To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of the Great-West Small Cap Growth Fund (the “Target Fund”) to the Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”) in exchange solely for Initial Class shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Initial Class shares of the Acquiring Fund to the holders of Initial Class of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.      To transact such other business as may properly come before the special meeting of shareholders.

	☐	☐	☐

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting and Proxy Statement/Prospectus is available at www.proxyvote.com.

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – –

GREAT-WEST FUNDS, INC.

Proxy Ballot for Special Meeting of Shareholders - February 16, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE GREAT-

WEST FUNDS, INC.

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Great-West Small Cap Growth Fund to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 10am, Mountain Time, on February 16, 2016, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on November 18, 2015, upon the proposal on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement/Prospectus for such meeting.

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR approval of an Agreement and Plan of Reorganization.

This Proxy may be revoked by the shareholder at any time prior to the Special Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST SMALL CAP GROWTH FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [                ], 2015 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Great-West Small Cap Growth Fund (the “Target Fund”), a series of Great-West Funds, Inc. (the “Corporation”), to be held on February 16, 2016. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Corporation at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated September 8, 2015, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on September 30, 2015.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended December 31, 2014, and the unaudited financial statements for the Target Fund are contained in the Target Fund’s Semi-Annual Report for the six-month period ended June 30, 2015. The Acquiring Fund commenced operations on September 10, 2015, and therefore has no audited or unaudited financial statements.

The date of this Statement of Additional Information is [                ], 2015.

Appendix A

Pro Forma Financial Information

(Unaudited)

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND PRO FORMA

Schedule of Investments*

As of September 30, 2015 (Unaudited)

		GREAT-WEST SMALL CAP GROWTH FUND		GREAT-WEST MULTI-MANAGER SMALL CAP		Pro Forma Combined
COMMON STOCK	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)

Basic Materials	1.21%

American Vanguard Corp				5,000	57,800	5,000	57,800
Balchem Corp		2,546	154,720			2,546	154,720
Calgon Carbon Corp				9,280	144,582	9,280	144,582
Innophos Holdings Inc				1,000	39,640	1,000	39,640
Innospec Inc				2,600	120,926	2,600	120,926
Ring Energy Inc+				6,980	68,893	6,980	68,893
Steel Dynamics Inc				8,210	141,048	8,210	141,048

			$154,720		$572,889		$727,609

Communications	7.28%

8x8 Inc+		19,574	161,877			19,574	161,877
A10 Networks Inc+				7,200	43,128	7,200	43,128
CalAmp Corp+				6,700	107,803	6,700	107,803
Chegg Inc+				11,001	79,317	11,001	79,317
Cincinnati Bell Inc+				18,000	56,160	18,000	56,160
Cogent Communications Holdings Inc				3,100	84,196	3,100	84,196
Discovery Communications Inc Class A+				2,800	72,884	2,800	72,884
EchoStar Corp Class A+				2,300	98,969	2,300	98,969
Entravision Communications Corp				15,852	105,257	15,852	105,257
Etsy Inc+				2,520	34,499	2,520	34,499
Gigamon Inc+				2,247	44,963	2,247	44,963
Gray Television Inc+		13,091	167,041	9,500	121,220	22,591	288,261
Groupon Inc+				13,800	44,988	13,800	44,988
Houghton Mifflin Harcourt Co+				10,920	221,785	10,920	221,785
IDT Corp Class B				3,200	45,760	3,200	45,760
Infinera Corp+				9,890	193,449	9,890	193,449
Inteliquent Inc				4,300	96,019	4,300	96,019
Iridium Communications Inc+				4,100	25,215	4,100	25,215
Ixia+				7,200	104,328	7,200	104,328
LogMeIn Inc+		2,870	195,619			2,870	195,619
Marketo Inc+				5,890	167,394	5,890	167,394
Media General Inc+				8,870	124,091	8,870	124,091
NeuStar Inc Class A+				1,800	48,978	1,800	48,978
Nexstar Broadcasting Group Inc				2,000	94,700	2,000	94,700
Pandora Media Inc+				7,490	159,837	7,490	159,837
Q2 Holdings Inc+				4,096	101,253	4,096	101,253
Rapid7 Inc+				2,864	65,156	2,864	65,156
Rubicon Project Inc+				17,133	248,943	17,133	248,943
Ruckus Wireless Inc+				24,317	288,886	24,317	288,886
ShoreTel Inc+				8,800	65,736	8,800	65,736
Shutterfly Inc+				600	21,450	600	21,450
Sinclair Broadcast Group Inc Class A		4,774	120,878			4,774	120,878
Stamps.com Inc+				1,246	92,217	1,246	92,217
Textura Corp+				4,410	113,954	4,410	113,954
Ubiquiti Networks Inc				1,900	64,391	1,900	64,391
Web.com Group Inc+				2,800	59,024	2,800	59,024
West Corp				6,840	153,216	6,840	153,216
Wix.com Ltd+				3,758	65,464	3,758	65,464
Zendesk Inc+				6,140	121,019	6,140	121,019
Zillow Group Inc Class A+				1,140	32,752	1,140	32,752
Zillow Group Inc Class C+				2,320	62,640	2,320	62,640

			$645,415		$3,731,041		$4,376,456

Consumer, Cyclical	14.30%

Allegiant Travel Co		1,133	245,011			1,133	245,011
American Axle & Manufacturing Holdings Inc+		5,655	112,761			5,655	112,761
American Woodmark Corp+				1,152	74,730	1,152	74,730
Ascena Retail Group Inc+				4,500	62,595	4,500	62,595
Beacon Roofing Supply Inc+				2,100	68,229	2,100	68,229
Big Lots Inc				1,700	81,464	1,700	81,464
BJ’s Restaurants Inc+				1,672	71,946	1,672	71,946
Bloomin’ Brands Inc				3,900	70,902	3,900	70,902
Boot Barn Holdings Inc+				950	17,509	950	17,509
Brinker International Inc				4,400	231,748	4,400	231,748
Brunswick Corp				1,300	62,257	1,300	62,257
Buffalo Wild Wings Inc+		887	171,572	200	38,686	1,087	210,258
Burlington Stores Inc+				3,330	169,963	3,330	169,963
Caleres Inc				2,800	85,484	2,800	85,484
Carmike Cinemas Inc+				2,900	58,261	2,900	58,261
Casey’s General Stores Inc		1,728	177,846			1,728	177,846
Cedar Fair LP				1,200	63,132	1,200	63,132
Cheesecake Factory Inc		2,448	132,094			2,448	132,094
Chico’s FAS Inc				7,390	116,245	7,390	116,245
Children’s Place Inc				700	40,369	700	40,369
Chuy’s Holdings Inc+				4,362	123,881	4,362	123,881
Conn’s Inc+				1,700	40,868	1,700	40,868
Cooper Tire & Rubber Co				2,300	90,873	2,300	90,873
Cooper-Standard Holding Inc+				1,100	63,800	1,100	63,800
Copart Inc+				6,010	197,729	6,010	197,729
Cracker Barrel Old Country Store Inc		1,032	151,993			1,032	151,993
Deckers Outdoor Corp+				800	46,448	800	46,448
Denny’s Corp+		12,173	134,268			12,173	134,268
Dick’s Sporting Goods Inc+				4,440	220,268	4,440	220,268
Dillard’s Inc Class A				800	69,912	800	69,912
DSW Inc Class A				2,000	50,620	2,000	50,620
Eros International PLC+				1,400	38,066	1,400	38,066
Ethan Allen Interiors Inc				2,500	66,025	2,500	66,025
Express Inc+				3,800	67,906	3,800	67,906
Five Below Inc+				1,800	60,444	1,800	60,444
Freshpet Inc+				8,890	93,345	8,890	93,345
G&K Services Inc Class A				1,000	66,620	1,000	66,620
G-III Apparel Group Ltd+		3,745	230,917	800	49,328	4,545	280,245
Gentherm Inc+				4,900	220,108	4,900	220,108
Group 1 Automotive Inc		1,553	132,238			1,553	132,238
Habit Restaurants Inc Class A+				1,557	33,335	1,557	33,335
HNI Corp		3,046	130,673			3,046	130,673
iRobot Corp+				1,300	37,882	1,300	37,882
Kate Spade & Co+				7,030	134,343	7,030	134,343
Kirkland’s Inc		5,426	116,876			5,426	116,876
Krispy Kreme Doughnuts Inc+				11,990	175,414	11,990	175,414
LGI Homes Inc+				2,835	77,084	2,835	77,084
Lions Gate Entertainment Corp				9,330	343,344	9,330	343,344
Malibu Boats Inc Class A+				11,731	163,999	11,731	163,999
Marcus Corp				3,500	67,690	3,500	67,690
MarineMax Inc+				1,300	18,369	1,300	18,369
MCBC Holdings Inc+				3,200	41,472	3,200	41,472
Men’s Wearhouse Inc				1,700	72,284	1,700	72,284
Mobile Mini Inc				4,850	149,331	4,850	149,331
National CineMedia Inc				4,200	56,364	4,200	56,364
Oxford Industries Inc				1,100	81,268	1,100	81,268
Papa John’s International Inc				1,400	95,872	1,400	95,872
Party City Holdco Inc+				11,080	176,948	11,080	176,948
Penn National Gaming Inc+		7,592	127,394	3,400	57,052	10,992	184,446
Regal Entertainment Group Class A				4,500	84,105	4,500	84,105
Rentrak Corp+				1,228	66,398	1,228	66,398
Restoration Hardware Holdings Inc+		1,257	117,291			1,257	117,291
Ryland Group Inc		3,637	148,499			3,637	148,499
Sally Beauty Holdings Inc+				2,100	49,875	2,100	49,875
Scotts Miracle-Gro Co Class A				1,500	91,230	1,500	91,230
Sequential Brands Group Inc+				12,004	173,698	12,004	173,698
Skechers U.S.A. Inc Class A+				1,270	170,282	1,270	170,282

Sonic Corp				2,500	57,375	2,500	57,375
Sportsman’s Warehouse Holdings Inc+				2,795	34,434	2,795	34,434
Steven Madden Ltd+				1,600	58,592	1,600	58,592
Tenneco Inc+		3,306	148,009			3,306	148,009
Vail Resorts Inc				600	62,808	600	62,808
Visteon Corp+				1,500	151,860	1,500	151,860
Wabash National Corp				22,330	236,475	22,330	236,475
William Lyon Homes Class A+				6,610	136,166	6,610	136,166
Wolverine World Wide Inc				2,300	49,772	2,300	49,772
Zoe’s Kitchen Inc+				5,900	232,991	5,900	232,991

			$2,277,442		$6,317,873		$8,595,315

Consumer, Non-cyclical	32.31%

ABIOMED Inc+		2,109	195,631			2,109	195,631
ACADIA Pharmaceuticals Inc+				2,700	89,289	2,700	89,289
Acceleron Pharma Inc+				1,034	25,747	1,034	25,747
Accuray Inc+				24,770	123,726	24,770	123,726
Adaptimmune Therapeutics PLC Sponsored ADR+				1,487	17,799	1,487	17,799
Adeptus Health Inc Class A+		1,567	126,551	2,460	198,670	4,027	325,221
Akorn Inc+				3,960	112,880	3,960	112,880
Alere Inc+				3,300	158,895	3,300	158,895
Alkermes PLC+				700	41,069	700	41,069
Alnylam Pharmaceuticals Inc+				1,580	126,969	1,580	126,969
AMAG Pharmaceuticals Inc+				5,200	206,596	5,200	206,596
Amicus Therapeutics Inc+				4,468	62,507	4,468	62,507
AMN Healthcare Services Inc+		4,254	127,663	8,440	253,284	12,694	380,947
Amsurg Corp+				1,400	108,794	1,400	108,794
Anacor Pharmaceuticals Inc+				300	35,313	300	35,313
Analogic Corp				2,140	175,566	2,140	175,566
Andersons Inc				1,100	37,466	1,100	37,466
Applied Genetic Technologies Corp+				2,800	36,792	2,800	36,792
Aratana Therapeutics Inc+				4,500	38,070	4,500	38,070
Ardelyx Inc+				3,200	55,296	3,200	55,296
ARIAD Pharmaceuticals Inc+				14,800	86,432	14,800	86,432
Array BioPharma Inc+		13,719	62,559			13,719	62,559
AtriCure Inc+				15,113	331,126	15,113	331,126
aTyr Pharma Inc+				4,631	47,514	4,631	47,514
Avis Budget Group Inc+				2,100	91,728	2,100	91,728
Barrett Business Services Inc				800	34,344	800	34,344
BioCryst Pharmaceuticals Inc+				2,347	26,756	2,347	26,756
BioSpecifics Technologies Corp+				1,400	60,956	1,400	60,956
Blueprint Medicines Corp+				3,527	75,266	3,527	75,266
Bright Horizons Family Solutions Inc+				1,700	109,208	1,700	109,208
Calavo Growers Inc				1,727	77,093	1,727	77,093
Cal-Maine Foods Inc				1,200	65,532	1,200	65,532
Cambrex Corp+		2,486	98,644	2,300	91,264	4,786	189,908
Capital Senior Living Corp+				7,240	145,162	7,240	145,162
Carbylan Therapeutics Inc+				1,200	4,284	1,200	4,284
Cardiome Pharma Corp+				21,860	184,498	21,860	184,498
Cardtronics Inc+				1,700	55,590	1,700	55,590
Catalent Inc+				2,300	55,890	2,300	55,890
CEB Inc				900	61,506	900	61,506
Celldex Therapeutics Inc+				10,570	111,408	10,570	111,408
Cempra Inc+				3,330	92,707	3,330	92,707
Centene Corp+				1,300	70,499	1,300	70,499
Cepheid Inc+		2,792	126,198	7,230	326,796	10,022	452,994
Cerus Corp+				26,980	122,489	26,980	122,489
Chefs’ Warehouse Inc+				2,176	30,812	2,176	30,812
Chemed Corp				1,300	173,511	1,300	173,511
Chiasma Inc+				500	9,940	500	9,940
Chimerix Inc+				800	30,560	800	30,560
Coherus Biosciences Inc+				3,418	68,497	3,418	68,497
CONMED Corp				1,300	62,062	1,300	62,062
Coty Inc Class A				4,200	113,652	4,200	113,652
Depomed Inc+		5,093	96,003	2,000	37,700	7,093	133,703
DexCom Inc+				4,020	345,157	4,020	345,157
Dyax Corp+				3,300	62,997	3,300	62,997
Dynavax Technologies Corp+				7,277	178,578	7,277	178,578
Eagle Pharmaceuticals Inc+				400	29,612	400	29,612
Emergent BioSolutions Inc+				2,100	59,829	2,100	59,829
Enanta Pharmaceuticals Inc+				1,600	57,824	1,600	57,824
Endologix Inc+		6,567	80,511	15,833	194,113	22,400	274,624
Ensign Group Inc				3,740	159,436	3,740	159,436
Entellus Medical Inc+				4,751	85,613	4,751	85,613
Epizyme Inc+				1,565	20,126	1,565	20,126
Exact Sciences Corp+				6,280	112,977	6,280	112,977
Farmer Bros Co+				1,800	49,050	1,800	49,050
Five Prime Therapeutics Inc+				3,685	56,712	3,685	56,712
Flexion Therapeutics Inc+				4,820	71,625	4,820	71,625
Foundation Medicine Inc+				1,032	19,040	1,032	19,040
Glaukos Corp+				2,899	70,127	2,899	70,127
Global Blood Therapeutics Inc+				817	34,445	817	34,445
Globus Medical Inc Class A+				3,200	66,112	3,200	66,112
Grand Canyon Education Inc+				1,800	68,382	1,800	68,382
Greatbatch Inc+				2,000	112,840	2,000	112,840
Halozyme Therapeutics Inc+				2,100	28,203	2,100	28,203
Health Net Inc+				1,100	66,242	1,100	66,242
Healthcare Services Group Inc		3,037	102,347			3,037	102,347
HealthEquity Inc+				14,220	420,201	14,220	420,201
HealthSouth Corp		3,825	146,765	2,400	92,088	6,225	238,853
Heartland Payment Systems Inc		3,519	221,732	1,200	75,612	4,719	297,344
HeartWare International Inc+		1,685	88,142			1,685	88,142
Hill-Rom Holdings Inc				1,800	93,582	1,800	93,582
ICON PLC+		1,354	96,093	3,830	271,815	5,184	367,908
ICU Medical Inc+				1,500	164,250	1,500	164,250
Idera Pharmaceuticals Inc+		32,417	108,597			32,417	108,597
Ignyta Inc+				1,701	14,935	1,701	14,935
Immune Design Corp+				2,100	25,620	2,100	25,620
Impax Laboratories Inc+				900	31,689	900	31,689
Infinity Pharmaceuticals Inc+				2,900	24,505	2,900	24,505
Inogen Inc+		1,993	96,760	6,099	296,106	8,092	392,866
Inotek Pharmaceuticals Corp+				3,300	31,020	3,300	31,020
Insmed Inc+		3,998	74,243			3,998	74,243
Insulet Corp				1,300	33,683	1,300	33,683
Insys Therapeutics Inc+				3,700	105,302	3,700	105,302
Intersect ENT Inc+				3,247	75,980	3,247	75,980
Intra-Cellular Therapies Inc+				1,771	70,911	1,771	70,911
Intrexon Corp+				1,960	62,328	1,960	62,328
Isis Pharmaceuticals Inc+				800	32,336	800	32,336
Jazz Pharmaceuticals PLC+				2,500	332,025	2,500	332,025
John B Sanfilippo & Son Inc				2,100	107,646	2,100	107,646
K2M Group Holdings Inc+				1,780	33,108	1,780	33,108
KAR Auction Services Inc				8,330	295,715	8,330	295,715
Keryx Biopharmaceuticals Inc+		11,405	40,146			11,405	40,146
Kforce Inc				3,100	81,468	3,100	81,468
Korn/Ferry International				1,700	56,219	1,700	56,219
Landauer Inc				1,700	62,883	1,700	62,883
Lannett Co Inc+		2,119	87,981	3,000	124,560	5,119	212,541
LDR Holding Corp+				6,740	232,732	6,740	232,732
Lendingtree Inc+				1,113	103,542	1,113	103,542
LifeLock Inc+				4,100	35,916	4,100	35,916
LifePoint Health Inc+		1,675	118,758	2,150	152,435	3,825	271,193
Ligand Pharmaceuticals Inc+		1,817	155,626	600	51,390	2,417	207,016
Live Nation Entertainment Inc+				2,500	60,100	2,500	60,100
MacroGenics Inc+				771	16,515	771	16,515
Merrimack Pharmaceuticals Inc+				7,800	66,378	7,800	66,378
MiMedx Group Inc+				7,000	67,550	7,000	67,550
Molina Healthcare Inc+		2,020	139,077	400	27,540	2,420	166,617
Monro Muffler Brake Inc		1,296	87,545	3,830	258,716	5,126	346,261
Monster Worldwide Inc+				14,600	93,732	14,600	93,732
Myriad Genetics Inc+				1,400	52,472	1,400	52,472
Neurocrine Biosciences Inc+		2,398	95,416	3,200	127,328	5,598	222,744
Nevro Corp+				4,850	224,991	4,850	224,991
Nivalis Therapeutics Inc+				3,404	44,150	3,404	44,150
Novavax Inc+				3,900	27,573	3,900	27,573
Nutraceutical International Corp+				2,200	51,942	2,200	51,942

NuVasive Inc+		2,378	114,667			2,378	114,667
NxStage Medical Inc+		7,944	125,277	5,369	84,669	13,313	209,946
On Assignment Inc+				9,110	336,159	9,110	336,159
OncoMed Pharmaceuticals Inc+				5,800	96,222	5,800	96,222
Ophthotech Corp+				1,700	68,884	1,700	68,884
OraSure Technologies Inc+				6,300	27,972	6,300	27,972
Patriot National Inc+				8,930	141,362	8,930	141,362
Paylocity Holding Corp+				3,719	111,533	3,719	111,533
Pinnacle Foods Inc				2,100	87,948	2,100	87,948
Portola Pharmaceuticals Inc+		2,882	122,831	3,850	164,087	6,732	286,918
POZEN Inc+				9,400	54,849	9,400	54,849
Prestige Brands Holdings Inc+				2,000	90,320	2,000	90,320
Prothena Corp PLC+				3,700	167,758	3,700	167,758
Providence Service Corp+				1,300	56,654	1,300	56,654
PTC Therapeutics Inc+				1,400	37,380	1,400	37,380
Radius Health Inc+		1,367	94,747	1,730	119,906	3,097	214,653
RadNet Inc+				10,300	57,165	10,300	57,165
Repligen Corp+				6,880	191,608	6,880	191,608
Retrophin Inc+				2,979	60,355	2,979	60,355
Revance Therapeutics Inc+				2,637	78,477	2,637	78,477
Rockwell Medical Inc+				6,300	48,573	6,300	48,573
RPX Corp+				6,470	88,768	6,470	88,768
Sage Therapeutics Inc+				700	29,624	700	29,624
Sarepta Therapeutics Inc+				1,061	34,069	1,061	34,069
Select Medical Holdings Corp				5,600	60,424	5,600	60,424
Seres Therapeutics Inc+				891	26,409	891	26,409
Sientra Inc+				800	8,120	800	8,120
Sotheby’s				2,400	76,752	2,400	76,752
Spark Therapeutics Inc+				798	33,301	798	33,301
Spectranetics Corp+				11,400	134,406	11,400	134,406
STAAR Surgical Co+				5,900	45,784	5,900	45,784
STERIS Corp				900	58,473	900	58,473
Sucampo Pharmaceuticals Inc Class A+				5,000	99,350	5,000	99,350
Supernus Pharmaceuticals Inc+				3,100	43,493	3,100	43,493
Surgical Care Affiliates Inc+				2,300	75,187	2,300	75,187
Synergy Pharmaceuticals Inc+				11,491	60,902	11,491	60,902
Team Health Holdings Inc+		2,571	138,911	1,000	54,030	3,571	192,941
Teladoc Inc+				7,550	168,290	7,550	168,290
TESARO Inc+				4,240	170,024	4,240	170,024
TG Therapeutics Inc+				3,179	32,044	3,179	32,044
Threshold Pharmaceuticals Inc+				8,100	32,967	8,100	32,967
TransEnterix Inc+				20,500	46,330	20,500	46,330
Trevena Inc+				4,200	43,470	4,200	43,470
TrueBlue Inc+				11,760	264,247	11,760	264,247
Ultragenyx Pharmaceutical Inc+		889	85,620			889	85,620
uniQure NV+				3,179	65,011	3,179	65,011
Vanda Pharmaceutical Inc+		9,534	107,544			9,534	107,544
Vantiv Inc Class A+				4,400	197,648	4,400	197,648
WellCare Health Plans Inc+				700	60,326	700	60,326
West Pharmaceutical Services Inc				1,800	97,416	1,800	97,416
WhiteWave Foods Co Class A+				2,760	110,814	2,760	110,814
Xencor Inc+				3,224	39,430	3,224	39,430
Zafgen Inc+				2,123	67,830	2,123	67,830
Zeltiq Aesthetics Inc+				7,095	227,253	7,095	227,253

			$3,362,585		$16,053,212		$19,415,797

Energy	2.04%

Callon Petroleum Co+		10,815	78,842	11,600	84,564	22,415	163,406
Delek US Holdings Inc		2,920	80,884	2,100	58,170	5,020	139,054
Diamondback Energy Inc+				2,890	186,694	2,890	186,694
EP Energy Corp Class A+				4,500	23,175	4,500	23,175
Flotek Industries Inc+				10,470	174,849	10,470	174,849
Gulfport Energy Corp+				1,000	29,680	1,000	29,680
Matador Resources Co+		3,362	69,728			3,362	69,728
Matrix Service Co+				2,900	65,163	2,900	65,163
Memorial Resource Development Corp+				9,090	159,802	9,090	159,802
PDC Energy Inc+		1,934	102,521			1,934	102,521
REX American Resources Corp+				1,100	55,682	1,100	55,682
SM Energy Co				1,000	32,040	1,000	32,040
Whiting Petroleum Corp+				1,600	24,432	1,600	24,432

			$331,975		$894,251		$1,226,226

Financial	8.20%

AmTrust Financial Services Inc				1,600	100,768	1,600	100,768
Argo Group International Holdings Ltd				4,260	241,074	4,260	241,074
BofI Holding Inc+				500	64,415	500	64,415
Cardinal Financial Corp		5,464	125,726	3,409	78,441	8,873	204,167
Communications Sales & Leasing Inc REIT				5,200	93,080	5,200	93,080
Cowen Group Inc Class A+				11,152	50,853	11,152	50,853
Customers Bancorp Inc+				3,200	82,240	3,200	82,240
Ellie Mae Inc+		3,451	229,733			3,451	229,733
Employers Holdings Inc				4,200	93,618	4,200	93,618
Encore Capital Group Inc+				2,000	74,000	2,000	74,000
Essent Group Ltd+				11,340	281,799	11,340	281,799
Evercore Partners Inc Class A		1,981	99,525	5,400	271,296	7,381	370,821
FCB Financial Holdings Inc Class A+				2,600	84,812	2,600	84,812
Federated National Holding Co+				3,800	91,276	3,800	91,276
First NBC Bank Holding Co+				1,700	59,568	1,700	59,568
HCI Group Inc				1,800	69,786	1,800	69,786
Heritage Insurance Holdings+				4,100	80,893	4,100	80,893
HomeStreet Inc+				3,300	76,230	3,300	76,230
Live Oak Bancshares Inc				3,925	77,087	3,925	77,087
LPL Financial Holdings Inc				5,000	198,850	5,000	198,850
MarketAxess Holdings Inc		1,385	128,639			1,385	128,639
MB Financial Inc		2,720	88,781			2,720	88,781
National Health Investors Inc REIT				1,300	74,737	1,300	74,737
Omega Healthcare Investors Inc REIT				2,500	87,875	2,500	87,875
PRA Group Inc+				1,700	89,964	1,700	89,964
QTS Realty Trust Inc Class A				4,820	210,586	4,820	210,586
RE/MAX Holdings Inc Class A				2,200	79,156	2,200	79,156
Renasant Corp				3,000	98,550	3,000	98,550
ServisFirst Bancshares Inc				4,794	199,095	4,794	199,095
Signature Bank+				1,240	170,574	1,240	170,574
Stifel Financial Corp+				4,480	188,608	4,480	188,608
SVB Financial Group+				2,100	242,634	2,100	242,634
Texas Capital Bancshares Inc+		3,297	172,829			3,297	172,829
United Insurance Holdings Corp				5,900	77,585	5,900	77,585
Universal Insurance Holdings Inc		3,857	113,936			3,857	113,936
Virtu Financial Inc Class A				7,750	177,630	7,750	177,630
Virtus Investment Partners Inc				1,010	101,506	1,010	101,506

			$959,169		$3,968,586		$4,927,755

Industrial	10.96%

AAON Inc		5,979	115,873			5,979	115,873
Advanced Energy Industries Inc+				3,300	86,790	3,300	86,790
Altra Industrial Motion Corp				2,000	46,240	2,000	46,240
AO Smith Corp				3,550	231,424	3,550	231,424
Applied Optoelectronics Inc+				4,157	78,068	4,157	78,068
Argan Inc				2,500	86,700	2,500	86,700
Astronics Corp+		2,178	88,057	3,100	125,333	5,278	213,390
AZZ Inc				1,600	77,904	1,600	77,904
Badger Meter Inc		1,837	106,656			1,837	106,656
Boise Cascade Co+				6,830	172,253	6,830	172,253
Builders FirstSource Inc+				8,511	107,919	8,511	107,919
Caesarstone Sdot-Yam Ltd				600	18,240	600	18,240
Chicago Bridge & Iron Co NV				900	35,694	900	35,694
Comfort Systems USA Inc		2,829	77,119	7,120	194,091	9,949	271,210
Continental Building Products Inc+				4,800	98,592	4,800	98,592
Cubic Corp				2,100	88,074	2,100	88,074
Echo Global Logistics Inc+				885	17,346	885	17,346

EnerSys				1,900	101,802	1,900	101,802
Esterline Technologies Corp+				1,640	117,900	1,640	117,900
Forward Air Corp		2,900	120,321			2,900	120,321
GasLog Ltd				8,480	81,578	8,480	81,578
Genesee & Wyoming Inc Class A+				2,450	144,746	2,450	144,746
Headwaters Inc+		10,848	203,942			10,848	203,942
HEICO Corp		3,177	155,292			3,177	155,292
Hornbeck Offshore Services Inc+				5,670	76,715	5,670	76,715
Hub Group Inc Class A+				5,620	204,624	5,620	204,624
IMAX Corp+				7,150	241,598	7,150	241,598
Imprivata Inc+				4,793	85,172	4,793	85,172
Jabil Circuit Inc				2,800	62,636	2,800	62,636
Kadant Inc				1,500	58,515	1,500	58,515
Knight Transportation Inc		5,027	120,648			5,027	120,648
Littelfuse Inc		1,508	137,454			1,508	137,454
MasTec Inc+				4,600	72,818	4,600	72,818
Matson Inc				1,400	53,886	1,400	53,886
MSA Safety Inc				1,300	51,961	1,300	51,961
Mueller Water Products Inc Class A		14,962	114,609			14,962	114,609
NCI Building Systems Inc+				12,180	128,743	12,180	128,743
OSI Systems Inc+				3,350	257,816	3,350	257,816
Patrick Industries Inc+				2,300	90,827	2,300	90,827
PGT Inc+				22,680	278,510	22,680	278,510
Plexus Corp+				2,000	77,160	2,000	77,160
Proto Labs Inc+		1,923	128,841			1,923	128,841
Roadrunner Transportation Systems Inc+				5,660	104,144	5,660	104,144
Simpson Manufacturing Co Inc		3,860	129,271			3,860	129,271
Smith & Wesson Holding Corp+				7,118	120,081	7,118	120,081
Standex International Corp				1,500	113,025	1,500	113,025
Swift Transportation Co+				13,330	200,217	13,330	200,217
Tetra Tech Inc				2,700	65,637	2,700	65,637
Trex Company Inc+		1,986	66,193	1,000	33,330	2,986	99,523
Trinseo SA+				2,600	65,650	2,600	65,650
Triumph Group Inc				1,000	42,080	1,000	42,080
Universal Forest Products Inc		2,317	133,645			2,317	133,645
US Concrete Inc+				2,400	114,696	2,400	114,696
US Ecology Inc				2,462	107,466	2,462	107,466
Woodward Inc		3,535	143,874	2,100	85,470	5,635	229,344
XPO Logistics Inc+				1,700	40,511	1,700	40,511

			$1,841,795		$4,743,982		$6,585,777

Technology	18.82%

2U Inc+				10,533	378,135	10,533	378,135
Acxiom Corp+				12,500	247,000	12,500	247,000
Ambarella Inc+				1,200	69,348	1,200	69,348
Apigee Corp+				13,111	138,321	13,111	138,321
Applied Micro Circuits Corp+				23,990	127,387	23,990	127,387
Aspen Technology Inc+		5,891	223,328	2,000	75,820	7,891	299,148
AVG Technologies NV+				3,700	80,475	3,700	80,475
Barracuda Networks Inc+				2,500	38,950	2,500	38,950
Benefitfocus Inc+				8,942	279,437	8,942	279,437
Blackbaud Inc				1,700	95,404	1,700	95,404
Bottomline Technologies DE Inc+				5,640	141,056	5,640	141,056
BroadSoft Inc+				3,189	95,542	3,189	95,542
Brocade Communications Systems Inc				5,400	56,052	5,400	56,052
Cadence Design Systems Inc+				14,100	291,588	14,100	291,588
Callidus Software Inc+				7,433	126,287	7,433	126,287
Cavium Inc+		2,090	128,263	900	55,233	2,990	183,496
CEVA Inc+				5,400	100,278	5,400	100,278
Constant Contact Inc+				2,000	48,480	2,000	48,480
Cornerstone OnDemand Inc+				7,750	255,750	7,750	255,750
CSG Systems International Inc		3,599	110,849	2,000	61,600	5,599	172,449
Cvent Inc+				2,924	98,422	2,924	98,422
Cypress Semiconductor Corp				29,070	247,676	29,070	247,676
Demandware Inc+		3,076	158,968			3,076	158,968
DSP Group Inc+				6,500	59,215	6,500	59,215
Engility Holdings Inc				2,600	67,028	2,600	67,028
Everyday Health Inc+				10,820	98,895	10,820	98,895
Evolent Health Inc Class A+				12,636	201,670	12,636	201,670
Fairchild Semiconductor International Inc+				3,400	47,736	3,400	47,736
FleetMatics Group PLC+		5,064	248,592			5,064	248,592
FormFactor Inc+				20,100	136,278	20,100	136,278
Globant SA+				2,442	74,701	2,442	74,701
Glu Mobile Inc+				33,342	145,704	33,342	145,704
Guidewire Software Inc+		3,312	174,145			3,312	174,145
Hortonworks Inc+				4,248	92,989	4,248	92,989
Imperva Inc+		3,781	247,580			3,781	247,580
inContact Inc+				9,500	71,345	9,500	71,345
Inphi Corp+				6,115	147,005	6,115	147,005
Integrated Device Technology Inc+		7,330	148,799	2,000	40,600	9,330	189,399
Intersil Corp Class A				3,500	40,950	3,500	40,950
Lattice Semiconductor Corp+				10,400	40,040	10,400	40,040
Luxoft Holding Inc+				1,422	89,998	1,422	89,998
Manhattan Associates Inc+		3,602	224,405	1,400	87,220	5,002	311,625
Materialise NV ADR+				9,327	71,725	9,327	71,725
MAXIMUS Inc		3,026	180,229	4,880	290,653	7,906	470,882
MaxLinear Inc Class A+				6,124	76,183	6,124	76,183
Medidata Solutions Inc+		1,833	77,188	2,490	104,854	4,323	182,042
Mellanox Technologies Ltd+				1,700	64,243	1,700	64,243
Mentor Graphics Corp				4,400	108,372	4,400	108,372
Microsemi Corp+				8,510	279,298	8,510	279,298
MobileIron Inc+				5,800	17,980	5,800	17,980
Monolithic Power Systems Inc				1,200	61,440	1,200	61,440
MTS Systems Corp				800	48,088	800	48,088
Nanometrics Inc+				7,790	94,571	7,790	94,571
NetScout Systems Inc+				700	24,759	700	24,759
Nimble Storage Inc+				1,700	41,004	1,700	41,004
Omnicell Inc+		4,652	144,677			4,652	144,677
ON Semiconductor Corp+				8,400	78,960	8,400	78,960
Power Integrations Inc				1,400	59,038	1,400	59,038
Proofpoint Inc+		3,683	222,158	1,400	84,448	5,083	306,606
PROS Holdings Inc+				2,200	48,708	2,200	48,708
PTC Inc+				5,850	185,679	5,850	185,679
QAD Inc Class A				3,900	99,840	3,900	99,840
Qlik Technologies Inc+		4,952	180,500	7,640	278,478	12,592	458,978
QLogic Corp+				11,300	115,825	11,300	115,825
Qualys Inc+				1,000	28,460	1,000	28,460
Rackspace Hosting Inc+				2,800	69,104	2,800	69,104
Radware Ltd+				9,930	161,462	9,930	161,462
Semtech Corp+				1,100	16,610	1,100	16,610
Silicon Laboratories Inc+				800	33,232	800	33,232
Silicon Motion Technology Corp				6,144	167,793	6,144	167,793
Silver Spring Networks Inc+				7,672	98,815	7,672	98,815
SS&C Technologies Holdings Inc				6,650	465,766	6,650	465,766
Super Micro Computer Inc+				1,258	34,293	1,258	34,293
Synaptics Inc+				1,100	90,706	1,100	90,706
Synchronoss Technologies Inc+				4,780	156,784	4,780	156,784
SYNNEX Corp				800	68,048	800	68,048
Teradyne Inc				10,760	193,788	10,760	193,788
Tyler Technologies Inc+				900	134,379	900	134,379
Ultimate Software Group Inc+				730	130,677	730	130,677
Veeva Systems Inc Class A+				2,500	58,525	2,500	58,525
VeriFone Systems Inc+				2,500	69,325	2,500	69,325
Verint Systems Inc+				1,900	81,985	1,900	81,985

			$2,469,681		$8,843,513		$11,313,194

Utilities	0.21%

Dynegy Inc+				6,160	127,327	6,160	127,327

TOTAL COMMON STOCK	95.34%		$12,042,782		$45,252,674		$57,295,456

EXCHANGE-TRADED FUNDS	0.82%

iShares Russell 2000 Growth ETF			3,700	495,689	3,700	495,689

TOTAL EXCHANGE-TRADED FUNDS		$-		$495,689		$495,689

TOTAL INVESTMENTS	96.16%	$12,042,782		$45,748,363		$57,791,145

OTHER ASSETS & LIABILITIES, NET	3.84%	$537,626		$1,769,289		$2,306,915

TOTAL NET ASSETS	100.00%	$12,580,408		$47,517,652		$60,098,060

TOTAL COST		$11,444,176		$49,707,782		$61,151,958

* No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would not need to be sold in order for the Great-West Multi-Manager Small Cap Growth Fund (Acquiring Fund) to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

# Upon consummation of the merger, the Great-West Multi-Manager Small Cap Growth Fund will be the accounting survivor.

+ Non-income producing security.

ADR American Depositary Receipt

ETF Exchange Traded Fund

REIT Real Estate Investment Trust

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

GREAT-WEST FUNDS, INC.

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2015 (UNAUDITED)

	Great-West Small Cap Growth Fund (Target Fund)	Great-West Multi- Manager Small Cap Growth Fund (Acquiring Fund)		Pro Forma Adjustments		Pro Forma Combined

ASSETS:
Investments in securities, fair value (a)	$12,042,782	$45,748,362	$			$57,791,144
Cash	558,772	2,037,295				2,596,067
Subscriptions receivable	3,787	108,648				112,435
Receivable for investments sold	0	386,865				386,865
Dividends receivable	4,179	18,401				22,580

Total Assets	12,609,520	48,299,571		0		60,909,091

LIABILITIES:
Payable to investment adviser	19,573	23,487				43,060
Payable for administrative services fees	4,547	1,247				5,794
Payable for investments purchased	0	753,670				753,670
Redemptions payable	4,992	3,516				8,508

Total Liabilities	29,112	781,920		0		811,032

NET ASSETS	$12,580,408	$47,517,651		$0		$60,098,059

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$72,226	$517,183	$			$589,409
Paid-in capital in excess of par	4,018,611	51,109,283				55,127,894
Net unrealized appreciation (depreciation)	598,606	(3,959,420)				(3,360,814)
Undistributed net investment loss	(227,758)	(5,600)				(233,358)
Accumulated net realized gain (loss)	8,118,723	(143,795)				7,974,928

NET ASSETS	$12,580,408	$47,517,651		$0		$60,098,059

NET ASSETS BY CLASS

Institutional	0	41,144,773		0		41,144,773

Initial	12,580,408	6,372,878		0		18,953,286

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Institutional	$0.00	$9.19		$0.00		$9.19

Initial	$17.42	$9.19		$0.00		$9.19

CAPITAL STOCK:
Authorized
Institutional	0	150,000,000		0		150,000,000
Initial	30,000,000	30,000,000		0		30,000,000
Issued and Outstanding
Institutional	0	4,478,088		0		4,478,088
Initial	722,262	693,737		646,383	(b)	2,062,382

(a) Cost of investments	$11,444,176	$49,707,782		$0		$61,151,958

(b)	Adjustment to reflect the transfer of Great-West Small Cap Growth Fund shares into Great-West Multi-Manager Small Cap Growth Fund shares in connection with the proposed reorganization.

GREAT-WEST FUNDS, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2015 (UNAUDITED)

	Great-West Small Cap Growth Fund (Target Fund)	Multi-Manager Small Cap Growth Fund (Acquiring Fund) (a)		Pro Forma Adjustments	Pro Forma Combined

INVESTMENT INCOME:
Interest	$88	$0	$		$88
Income from securities lending	55,408	0			55,408
Dividends	86,127	19,144			105,271
Foreign withholding tax	0	(10)			(10)

Total Income	141,623	19,134		0	160,757

EXPENSES:
Management fees	288,532	23,487		92,531	404,550
Administrative services fees - Initial Class	30,479	1,247		(3,919)	27,807
Audit fees	12,152	0		(12,152)	0
Bank and custodian fees	7,990	0		(7,990)	0
Investment administration fees	45,085	0		(45,085)	0
Transfer agent fees	3,978	0		(3,978)	0
Legal fees	2,282	0		(2,282)	0
Director’s fees	5,073	0		(5,073)	0
Registration fees	13,951	0		(13,951)	0
Other	15,612	0		(15,612)	0

Total Expenses	425,134	24,734		(17,511)	432,357

Less amount reimbursed by investment adviser	55,753	0		(55,753)	0

Net Expenses	369,381	24,734		38,242	432,357

NET INVESTMENT LOSS	(227,758)	(5,600)		(38,242)	(271,600)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	9,523,649	(143,795)			9,379,854
Net change in unrealized depreciation on investments	(9,211,668)	(3,959,420)			(13,171,088)

Net Realized and Unrealized Loss	311,981	(4,103,215)		0	(3,791,234)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,223	$(4,108,815)		$(38,242)	$(4,062,834)

(a) Fund’s inception date was September 10, 2015.

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLOCIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West Small Cap Growth Fund (the “Target Fund”) into the Great-West Multi-Manager Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of September 30, 2015.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as of September 30, 2015. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from January 1, 2015 through September 30, 2015 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

It is estimated that approximately 56% of the Target Fund’s portfolio will be sold prior to or following the Reorganization. It is estimated that such sales in connection with the Reorganization would have resulted in realized gains of approximately $175,970 (approximately $0.24 per share) and brokerage commissions or other transaction costs of approximately $19,805, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on September 30, 2015.

The Acquiring Fund has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to the Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC, Peregrine Capital Management, Inc. and Lord, Abbett & Co. LLC. The Fund is not responsible for payment of the sub-advisory fees.

Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the June 30, 2015 semi-annual report of the Target Fund.

September 30, 2015

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Exchange Traded Funds	Exchange traded close price.

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

September 30, 2015

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of September 30, 2015, 100% of the Fund’s investments are valued using Level 1 inputs. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period.

Federal Income Taxes

The Pro Forma Combined aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of September 30, 2015 were as follows:

Federal tax cost of investments	$61,229,501

Gross unrealized appreciation on investments	1,894,029
Gross unrealized depreciation on investments	(5,332,386)

Net unrealized depreciation on investments	$(3,438,357)

September 30, 2015

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418provides:

(a)(1) In this section the following words have the meanings indicated.

(2)   “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3)   “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4)  “Expenses” include attorney’s fees.

(5)(i)  “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6)   “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)   “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1)  A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i)  The act or omission of the director was material to the matter giving rise to the proceeding; and

1.  Was committed in bad faith; or

2.  Was the result of active and deliberate dishonesty; or

(ii)  The director actually received an improper personal benefit in money, property, or services; or

(iii)  In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)         (i)  Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii)   However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)         (i)   The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii)  The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4)  A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i)  For a proceeding brought to enforce indemnification under this section; or

(ii)   If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)  A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)  Unless limited by the charter:

(1)   A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2)  A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i)  If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3)   A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1)   Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2)  Such determination shall be made:

(i)   By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii)   By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3)  Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4)   Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1)    Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i)   A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii)  A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2)    The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3)   Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g)  The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)   This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)  For purposes of this section:

(1)   The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2)  Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3)  Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)  Unless limited by the charter:

(1)  An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2)    A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3)  A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1)   A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2)  A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3)  The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l)   Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 16. Exhibits

(1) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(2)  Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5) Not Applicable.

(6)(a) Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(6)(b)  Sub-Advisory Agreement with Lord, Abbett & Co. LLC for the Great-West Multi-Manager Small Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2-75503).

(6)(c)  Sub-Advisory Agreement with Peregrine Capital Management, Inc. for the Great-West Multi-Manager Small Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2-75503).

(6)(d)  Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Multi-Manager Small Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2-75503).

(7)(a)(1)  Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(7)(a)(2) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(7)(b)     Class L Services Agreement for the Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(8) Not Applicable.

(9)(a) Custody Agreements with The Bank of New York Mellon are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(9)(b)  Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(10)(a)  Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015. Agreement Pursuant to the Class L Distribution and Service Plan for certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(10)(b) Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Institutional Class, Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Institutional Class, Initial Class, Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(11) Legal Opinion is filed herewith.

(12) Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)  Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(b) Administrative Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(14) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15)  Not Applicable.

(16) Powers of Attorney for Ms. Klapper, Mr. McConahey, and Ms. Lynne are filed herewith.

(17) Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus included in this Registration Statement.

Item 17. Undertakings

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 30th day of October, 2015.

GREAT-WEST FUNDS, INC.
(Registrant)

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert K. Shaw		Chairman	October 30, 2015
Robert K. Shaw

/s/ Donna L. Lynne*		Director	October 30, 2015
Donna L. Lynne*

/s/ Gail H. Klapper*		Director	October 30, 2015
Gail H. Klapper*

/s/ Stephen G. McConahey*		Director	October 30, 2015
Stephen G. McConahey*

/s/ Edmund F. Murphy III		President & Chief Executive	October 30, 2015
Edmund F. Murphy III		Officer

/s/ Mary C. Maiers		Chief Financial	October 30, 2015
Mary C. Maiers		Officer & Treasurer

*By:	/s/ Ryan L. Logsdon		October 30, 2015
Ryan L. Logsdon (Attorney-in-fact)

Powers of Attorney for Ms. Lynne, Ms. Klapper, and Mr. McConahey are filed herewith.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

11	Opinion and Consent of Counsel

12	Form of Opinion and Consent of Tax Counsel Supporting Tax Matters

14	Consent of Independent Auditor

16	Powers of Attorney